                                                                    Exhibit 99.2
                        PRO FORMA FINANCIAL INFORMATION

                                     INDEX


                                                                        PAGE
                                                                        ----

Description of Pro Forma Financial Information                          P-2

Unaudited Pro Forma Consolidated Condensed Balance
 Sheet as of June 30, 1999                                              P-3

Unaudited Pro Forma Consolidated Condensed Statement of                 P-4
 Operations for the Six Months ended June 30, 1999

Unaudited Pro Forma Consolidated Condensed Statement of                 P-5
 Operations for the Year ended December 31, 1998

Notes to Unaudited Pro Forma Financial Information                      P-6-7

                        PRO FORMA FINANCIAL INFORMATION

   The accompanying pro forma financial information gives effect to the Atcom, Inc. acquisition as if such transaction had been consummated on June 30, 1999 in the case of the Unaudited Pro Forma Consolidated Condensed Balance Sheet of CAIS Internet, Inc., and on January 1, 1998 in the case of the Unaudited Pro Forma Consolidated Condensed Statements of Operations of CAIS Internet, Inc. The pro forma consolidated condensed financial information is presented for illustrative purposes only and is not necessarily indicative of what CAIS Internet, Inc.'s actual financial position and results of operations would have been had the above-referenced transaction been consummated as of the above-referenced dates or of the financial position or results of operations that may be reported by CAIS Internet, Inc. in the future.

   The following data should be read in conjunction with CAIS Internet, Inc.'s Consolidated Financial Statements and related notes included in CAIS Internet, Inc.'s Form S-1 and Atcom, Inc.'s Consolidated Financial Statements and related notes included elsewhere herein.

                               CAIS INTERNET, INC.
           UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                                (in thousands)

                                                                                             June 30, 1999
                                                                       -------------------------------------------------------------
                                                                                                       Pro Forma         Pro Forma
                                                                       CAIS Internet      Atcom       Adjustments      CAIS Internet
                                                                       -------------   -----------    ------------     -------------
Current Assets
      Cash and cash equivalents                                          $ 104,416        $ 1,080       $   (440) (1)    $ 105,056
      Accounts receivable, net of allowance for doubtful accounts            1,133            316                            1,449
      Prepaid expense and other current assets                               1,543            118                            1,661
      Inventories                                                                -             26                               26
                                                                       -------------   -----------    ------------     -------------
           Total current assets                                            107,092          1,540           (440)          108,192
                                                                       -------------   -----------    ------------     ------------

Property and equipment, net                                                  7,736            556                            8,292
Deferred debt financing costs, net                                           1,389              -                            1,389
Intangibles and goodwill                                                     1,370              -         41,720  (2)       43,090
Receivable from officer                                                        400              -                              400
Other assets                                                                     -             68                               68
                                                                       -------------   -----------    ------------     ------------
           Total noncurrent assets                                          10,895            624         41,720            53,239
                                                                       -------------   -----------    ------------     ------------
           Total assets                                                  $ 117,987        $ 2,164       $ 41,280         $ 161,431
                                                                       =============   ===========    ============     ============

Current liabilities
      Accounts payable and accrued expenses                                $ 8,935          $ 984        $ 1,469  (2)     $ 11,388
      Notes payable                                                              -            350           (350) (1)            -
      Unearned revenues                                                        619              -                              619
      Customer deposits                                                          -              4                                4
                                                                       -------------   -----------    ------------     ------------
           Total current liabilities                                         9,554          1,338          1,119            12,011
                                                                       -------------   -----------    ------------     ------------

Deferred rent, net of current portion                                          694              -                              694
                                                                       -------------   -----------    ------------     ------------
           Total liabilities                                                10,248          1,338          1,119            12,705

Note payable to officer                                                          -             90            (90) (1)            -
Put Warrants                                                                 1,267                                           1,267
Series D Redeemable Convertible Preferred Stock                                  -          4,686         (4,686) (3)            -

Commitments and Contingencies

Stockholders' equity (deficit)                                                   -
      Series A Convertible Preferred Stock                                       -            907           (907) (3)            -
      Series B Convertible Preferred Stock                                       -            725           (725) (3)            -
      Series C Convertible Preferred Stock                                       -          1,363         (1,363) (3)            -

      Common stock                                                             198             32             25  (2)          223
                                                                                                             (32) (3)
      Additional paid-in capital                                           145,716                        40,962  (2)      186,678
      Warrants outstanding                                                   9,382             14            (14) (3)        9,382
      Deferred compensation                                                 (4,444)                                         (4,444)
      Note receivable from officer                                               -            (75)            75  (3)            -
      Accumulated equity (deficit)                                         (44,380)        (6,916)         6,916  (3)      (44,380)
                                                                       -------------   -----------    ------------     ------------
           Total stockholders' equity (deficit)                            106,472         (3,950)        44,937           147,459
                                                                       -------------   -----------    ------------     ------------
           Total liabilities and stockholders' equity (deficit)          $ 117,987        $ 2,164       $ 41,280         $ 161,431
                                                                       =============   ===========    ============     ============

The accompanying notes are an integral part of these pro forma consolidated condensed statements.

                              CAIS INTERNET, INC.
      Unaudited Pro Forma Consolidated Condensed Statement of Operations
                    (in thousands except per share amounts)


                                                                                  Six Months Ended June 30, 1999
                                                               ---------------------------------------------------------------------
                                                                                                     Pro Forma           Pro Forma
                                                               CAIS Internet         Atcom          Adjustments        CAIS Internet
                                                               -------------     -------------      -------------      -------------
Net revenues                                                      $  3,420         $    874                                $  4,294

Cost of services                                                     2,568              506                                   3,074

Operating expenses:
      Selling, general and administrative                            9,480            2,386                                  11,866
      Depreciation and amortization                                    747              -              $  6,953 (4)           7,700
      Fair value of stock issued to third party for services           723              -                                       723
      Non-cash compensation                                          3,121              -                                     3,121
                                                               -------------     -------------      -------------      -------------
          Total operating expenses                                  14,071            2,386               6,953              23,410
                                                               -------------     -------------      -------------      -------------
Loss from operations                                               (13,219)          (2,018)             (6,953)            (22,190)

Interest and other income (expense):
      Interest income                                                  540               27                                     567
      Interest expense                                              (1,122)              (5)                                 (1,127)
      Other expense, net                                               (10)               -                                     (10)
                                                               -------------     -------------      -------------      -------------
          Total interest and other income (expense)                   (592)              22                  -                 (570)
                                                               -------------     -------------      -------------      -------------

Loss from continuing operations before income taxes                (13,811)          (1,996)             (6,953)            (22,760)

      Provision for income taxes                                         -                 -                                       -
                                                               -------------     -------------      -------------      -------------
Loss from continuing operations                                    (13,811)          (1,996)             (6,953)            (22,760)
      Loss from discontinued operations                               (340)                -                                   (340)
                                                               -------------     -------------      -------------      -------------

Loss before extraordinary item                                     (14,151)          (1,996)             (6,953)            (23,100)
      Extraordinary item -- early extinguishment of debt              (551)                -                                   (551)
                                                               -------------     -------------      -------------      -------------
Net loss                                                           (14,702)          (1,996)             (6,953)            (23,651)
      Dividends on preferred stock                                    (350)                -                                   (350)
                                                               -------------     -------------      -------------      -------------
Net loss attributable to common stockholders                      $(15,052)        $ (1,996)           $ (6,953)           $(24,001)
                                                               =============     =============      =============      =============


Basic and diluted earnings (loss) per share:
      Loss attributable to common stockholders
        before discontinued operations and
        extraordinary item                                         $ (1.17)                                                 $ (1.58)
      Discontinued operations                                        (0.03)                                                   (0.02)
      Extraordinary item                                             (0.04)                                                   (0.04)
                                                               -------------                                           -------------
          Total                                                    $ (1.24)                                                 $ (1.64)
                                                               =============                                           =============

Weighted-average common shares outstanding --
  basic and diluted                                                 12,139                                2,493  (5)         14,632
                                                               =============                        =============      =============

The accompanying notes are an integral part of these pro forma consolidated condensed statements.

                              CAIS INTERNET, INC.
      Unaudited Pro Forma Consolidated Condensed Statement of Operations
                    (in thousands except per share amounts)

                                                                              Twelve Months Ended December 31, 1998
                                                            ------------------------------------------------------------------------
                                                                                                   Pro Forma             Pro Forma
                                                            CAIS Internet          Atcom          Adjustments          CAIS Internet
                                                            -------------      -------------     -------------         -------------
Net revenues                                                    $ 5,315           $ 1,797            $   (77) (6)        $ 7,035

Cost of services                                                  3,118               955                (77) (6)          3,996


Operating expenses:
      Selling, general and administrative                        10,657             3,619                                 14,276
      Depreciation and amortization                               1,270                 -             13,907  (4)         15,177
      Non-cash compensation                                       1,426                 -                                  1,426
                                                            -------------      -------------     -------------         -------------
          Total operating expenses                               13,353             3,619             13,907              30,879
                                                            -------------      -------------     -------------         -------------

Loss from operations                                            (11,156)           (2,777)           (13,907)            (27,840)

Interest and other income (expense):
      Interest income                                                 -                61                                     61
      Interest expense                                           (1,090)                -                                 (1,090)
      Other expense, net                                            (11)                -                                    (11)
                                                            -------------      -------------     -------------         -------------
          Total interest and other income (expense)              (1,101)               61                 -               (1,040)
                                                            -------------      -------------     -------------         -------------
Loss from continuing operations before income taxes             (12,257)           (2,716)           (13,907)            (28,880)

      Provision for income taxes                                      -                 -                                      -
                                                            -------------      -------------     -------------         -------------
Loss from continuing operations                                 (12,257)           (2,716)           (13,907)            (28,880)
      Income (loss) from discontinued operations                   (671)                -                                   (671)
                                                            -------------      -------------     -------------         -------------
Net loss attributable to common stockholders                   $(12,928)         $ (2,716)         $ (13,907)           $(29,551)
                                                            =============      =============     =============         =============

Basic and diluted earnings (loss) per share:
      Loss attributable to common stockholders
        before discontinued operations                          $ (1.24)                                                 $ (2.34)
      Discontinued operations                                     (0.07)                                                   (0.05)
                                                            -------------                                              -------------
          Total                                                 $ (1.31)                                                 $ (2.39)
                                                            =============                                              =============
Weighted-average common shares outstanding --
  basic and diluted                                               9,869                                2,493  (5)         12,362
                                                            =============                        =============         =============

The accompanying notes are an integral part of these pro forma consolidated condensed statements.

                    NOTES TO PRO FORMA FINANCIAL INFORMATION


     The pro forma financial information is based on the following assumptions and adjustments (in thousands except share and per share amounts):

(1) Reflects the repayment of $440 by Atcom of certain outstanding notes payable to officers and financial institutions.

(2)  Reflects the amounts related to the Atcom transaction:

     Total purchase consideration and transactions costs are anticipated to be as follows:


                                                               Amount
                                                               -------

   2,493,383 common shares of CAIS Internet issued at $12.375 per share (the three-day average closing price of CAIS
    Internet's common stock surrounding and including the
    date of the signing and announcement of the Atcom
    transaction).............................................  $30,856
   838,969 options to purchase common shares of CAIS
    Internet at the estimated fair value.....................   10,131
   Estimated transaction costs...............................    1,469
                                                               -------
                                                               $42,456


     The anticipated purchase consideration and transaction costs have been allocated for pro forma purposes as follows:


                                             Amount
                                            --------

  Cash...................................     $   640
  Other current and long-term assets.....         528
  Property and equipment, net............         556
  Intangibles and goodwill...............      41,720
  Accounts payable and accrued expenses..        (984)
  Other current liabilities..............          (4)
                                             --------
                                              $42,456

     The above purchase price allocation is preliminary and may change upon final determination of the fair value of net assets acquired. The Company has not specifically identified amounts to assign to other intangibles including but not limited to existing technology, existing workforce, and installed customer base. Changes in the amounts allocated to such assets could result in changes to the amount of goodwill recorded.

     An amortization period of three years has been selected and utilized in the pro forma financial information for goodwill and other identifiable intangible assets, which is expected in all material respects to be representative of the amortization expense that will result from the ultimate allocation to the specific intangible assets.

(3) Reflects the conversion of Atcom Series A, B, and C Convertible Preferred Stock and Series D Redeemable Convertible Preferred Stock into Atcom common stock prior to the conversion into CAIS Internet common stock, and the elimination of equity accounts of Atcom, upon consolidation.

(4) Reflects the amortization over a three-year life of the excess of purchase price of Atcom over the fair market value of net assets acquired.

(5) Reflects common shares issued in connection with the Atcom transaction.

(6) Reflects the elimination of transactions between CAIS Internet and Atcom.